MASSMUTUAL PREMIER FUNDS

MassMutual Barings Dynamic Allocation Fund

Supplement dated August 30, 2016 to the

Prospectus dated February 1, 2016 and the

Summary Prospectus dated February 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the MassMutual Barings Dynamic Allocation Fund:

Effective August 29, 2016 (the “Termination Date”), the MassMutual Barings Dynamic Allocation Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-16-08

BDA-16-06